Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT

THIS FIRST AMENDMENT TO AGREEMENT (this “Amendment”) is dated as of December 31, 2015 (the “Effective Date”) and is entered into between American Railcar Leasing LLC (“ARL”), and American Railcar Industries, Inc. (“ARI”).

ARL and ARI are parties to that certain Railcar Management Agreement dated as of February 29, 2012 (the “Agreement”). Reference is made to the Agreement for a complete statement of its terms.

The parties wish hereby to modify the Agreement as more particularly set forth in this Amendment. Accordingly, for good and valuable consideration (receipt of which is hereby acknowledged), and intending to be legally bound hereby, the parties agree as follows:

1.	Amendment. As of the Effective Date:

(a)
Section 3.1(a) of the Agreement shall be deleted and replaced in its entirety with the following provision: “Subject to the provisions of Sections 3.2 and12, the initial term (“Initial Term”) of this Agreement shall have commenced on January 1, 2011 and continue through December 31, 2018. Thereafter, this Agreement shall automatically be renewed for successive 12 calendar months periods (each such period a “Renewal Term” and collectively all Renewal Terms, if any, together with the Initial Term, the “Term”) unless either party elects not to renew this Agreement by a written notice given to the other party at least 6 calendar months prior to the expiration of the Initial Term or the applicable Renewal Term, as the case maybe, in which case this Agreement shall terminate at the end of the Initial Term or the applicable Renewal Term, as the case maybe, and it will not be automatically renewed..”

(b)
The following two sentences shall be added at the end of Section 12.4: “Notwithstanding the foregoing, this Agreement may be terminated by a party at any time after a Change in Control of the other party by a written notice to such other party. For the purposes hereof, a “Change in Control” means a direct or indirect transfer of ownership in a party, whether voluntary or by law, such that one or more transferees that did not immediately prior to such transfer control fifty percent (50%) or more of the party’s voting rights directly or indirectly controls fifty percent (50%) or more of the party’s voting rights after such transfer.”

2.    Miscellaneous. The Agreement, as modified hereby, contains the complete, entire and exclusive statement of the parties’ understanding with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings between them with respect to such subject matter. All of the terms, conditions, representations and warranties contained in the Agreement, as modified hereby, shall remain in full force and effect and are hereby ratified, confirmed and restated. In the event of any subsequent amendment of the Agreement, the terms and conditions of this Amendment shall remain in effect unless expressly modified by such amendment. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Amendment. This Amendment may be executed and delivered via email with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

[Signature Page Follows]

AMERICAN RAILCAR LEASING LLC	AMERICAN RAILCAR INDUSTRIES, INC.
By:	By:
Name/Title:	Name/Title:
Date:	Date:

[Signature Page to the First amendment to Railcar Management Agreement]

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO AGREEMENT

THIS FIRST AMENDMENT TO AGREEMENT (this “Amendment”) is dated as of December 31, 2015 (the “Effective Date”) and is entered into between American Railcar Leasing LLC (“ARL”), and American Railcar Industries, Inc. (“ARI”).

ARL and ARI are parties to that certain Letter Agreement dated February 29, 2012 (the “Agreement”) with respect to compensation under Railcar Management Agreement. Reference is made to the Agreement for a complete statement of its terms.

The parties wish hereby to modify the Agreement as more particularly set forth in this Amendment. Accordingly, for good and valuable consideration (receipt of which is hereby acknowledged), and intending to be legally bound hereby, the parties agree as follows:

1.	Amendment. As of the Effective Date:

The text of paragraph (ii) of the Agreement is deleted and replaced with the following:

“(ii) The Management Fee shall be the sum of: (x) a monthly fee for the railcars leased under any Full Service Leases equal to [*****] of monthly Gross Revenue associated with such railcars and (y) a monthly fee for the railcars leased under any Net Leases equal to [*****] of monthly Gross Revenues associated with such railcars.”

2.    Miscellaneous. The Agreement, as modified hereby, contains the complete, entire and exclusive statement of the parties’ understanding with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings between them with respect to such subject matter. All of the terms, conditions, representations and warranties contained in the Agreement, as modified hereby, shall remain in full force and effect and are hereby ratified, confirmed and restated. In the event of any subsequent amendment of the Agreement, the terms and conditions of this Amendment shall remain in effect unless expressly modified by such amendment. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Amendment. This Amendment may be executed and delivered via email with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

AMERICAN RAILCAR LEASING LLC	AMERICAN RAILCAR INDUSTRIES, INC.
By:	By:
Name/Title:	Name/Title:
Date:	Date:

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